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                                                                     EXHIBIT 4.a

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                              NATIONAL EQUITY TRUST

                          TRUST INDENTURE AND AGREEMENT

                  for all series formed on or subsequent to the
                         effective date specified below


                                      Among


                       PRUDENTIAL SECURITIES INCORPORATED

                                  As Depositor

                              THE BANK OF NEW YORK

                                   As Trustee


                             ----------------------

                            Dated: December 13, 2000




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                          TRUST INDENTURE AND AGREEMENT
                              National Equity Trust

                                TABLE OF CONTENTS
                                -----------------

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                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.....................................................2

                                   ARTICLE II

                   DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST

Section 2.01.  Deposit of Securities...........................................5
Section 2.02.  Acceptance of Trust.............................................5
Section 2.03.  Issue of Units..................................................6
Section 2.04.  Uncertificated Units............................................6
Section 2.05.  Creation of Additional Units....................................6
Section 2.06.  Register of Units...............................................7

                                   ARTICLE III

                             ADMINISTRATION OF TRUST

Section 3.01.  Initial Cost....................................................7
Section 3.02.  Income Account..................................................8
Section 3.03.  Principal Account...............................................9
Section 3.04.  Reserve Account.................................................9
Section 3.05.  Distribution....................................................9
Section 3.06.  Distribution Statements........................................12
Section 3.07.  Sale of Securities.............................................14
Section 3.08.  Purchase of Securities.........................................16
Section 3.09.  Notice and Sale by Trustee.....................................18
Section 3.10.  Exchange of Securities.........................................19
Section 3.11.  Notice of Actions..............................................19
Section 3.12.  Extraordinary Distributions....................................20
Section 3.13.  Extraordinary Event-Security Retention and Voting..............20
Section 3.14.  Deferred Sales Charge..........................................21
Section 3.15.  Portfolio and Portfolio Deposit Adjustments....................21

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                                   ARTICLE IV

                            EVALUATION OF SECURITIES

Section 4.01.  Evaluation of Securities.......................................23
Section 4.02.  Tax Reports....................................................24
Section 4.03.  Liability of the Trustee.......................................24

                                    ARTICLE V

                          TRUST EVALUATION, REDEMPTION,
                                TRANSFER OF UNITS

Section 5.01.  Trust Evaluation...............................................25
Section 5.02.  Redemptions by Trustee; Purchases by Depositor.................26
Section 5.03.  Termination Distributions......................................28
Section 5.04.  Transfer of Units..............................................31

                                   ARTICLE VI

                                     TRUSTEE

Section 6.01.  General Definition of Trustee's Liabilities,
                 Rights and Duties............................................32
Section 6.02.  Books, Records and Reports.....................................36
Section 6.03.  Indenture and List of Securities on File.......................36
Section 6.04.  Compensation of Trustee........................................36
Section 6.05.  Removal and Resignation of Trustee; Successor..................37
Section 6.06.  Qualifications of Trustee......................................39

                                   ARTICLE VII

                             RIGHTS OF UNIT HOLDERS

Section 7.01.  Beneficiaries of Trust.........................................40
Section 7.02.  Rights, Terms and Conditions...................................40

                                  ARTICLE VIII

                                    DEPOSITOR

Section 8.01.  Liabilities: Power of Attorney.................................41
Section 8.02.  Discharge......................................................42
Section 8.03.  Successors.....................................................42
Section 8.04.  Resignation....................................................43
Section 8.05.  Additional Depositors..........................................43
Section 8.06.  Exclusions from Liability......................................44

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                                   ARTICLE IX

                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS

Section 9.01.  Amendments without the Consent of Unit Holders.................45
Section 9.02.  Amendments with Consent of Unit Holders........................46
Section 9.03.  Notice of Amendment............................................46
Section 9.04.  Termination....................................................46
Section 9.05.  Construction...................................................47
Section 9.06.  Written Notice.................................................48
Section 9.07.  Severability...................................................48
Section 9.08.  Dissolution of Depositor Not To Terminate......................48
Section 9.08.  Dissolution of Depositor Not To Terminate......................48
Section 9.09.  Name...........................................................48
Section 9.10.  Separate and Distinct Series...................................48


EXECUTION.......................................................................
ACKNOWLEDGMENTS.................................................................
SECURITIES INITIALLY DEPOSITED..................................................

                              --------------------

This Table of Contents does not constitute part of the Indenture.

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                  TRUST INDENTURE AND AGREEMENT dated December 13, 2000, among
PRUDENTIAL SECURITIES INCORPORATED, as Depositor and THE BANK OF NEW YORK, as Trustee.

                  WITNESSETH that:

                  WHEREAS Prudential Securities Incorporated and the Trustee are entering into this Trust Indenture and Agreement for the purpose of establishing certain of the terms, covenants and conditions of the National Equity Trust and each subsequent Series which may be established from time to time hereafter, incorporating by reference the terms hereof; and

                  WHEREAS, for each series of the National Equity Trust to which this Trust Indenture and Agreement is applicable, the Depositor and the Trustee shall execute a separate Reference Trust Agreement incorporating by reference this Trust Indenture and Agreement and effecting any amendment, supplement or variation from or to such Trust Indenture and Agreement with respect to the related series, and specifying for that series: (i) the Securities deposited in trust and the number of Units delivered by the Trustee in exchange for the Securities pursuant to Section 2.03; (ii) the initial fractional undivided interest represented by each Unit in each Trust; (iii) the Distribution Date(s);
(iv) the Record Date(s); (v) the name of the Depositor; and (vi) any other change or addition contemplated or permitted by this Trust Indenture and Agreement; and

                  WHEREAS the Depositor will acquire and, concurrently with the execution and delivery of the appropriate Reference Trust Agreement, will deposit in trust with the Trustee the Securities to be listed in the Schedule thereto, all to be held by the Trustee in trust upon the terms and conditions hereinafter set forth as amended, supplemented or varied by such Reference Trust Agreement, for the use and benefit of all registered holders of units of fractional undivided interest in the Trust to which such Reference Trust Agreement relates; and

                  WHEREAS, concurrently with the receipt of the aforesaid deposit, the Trustee will record on its books the ownership by the Depositor thereof of units of fractional undivided interest in such Securities and in the Income Account and the Principal Account maintained under this Indenture in the manner hereinafter provided (which units of fractional undivided interest so recorded respectively will represent in the aggregate 100% of the beneficial interest established hereby in such Securities, Income Account and Principal Account) and if the Sponsor so directs, will execute in the name of the Depositor

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thereof a certificate or certificates representing the aggregate number of Units specified in such Reference Trust Agreement and deliver same to such Depositor;

                  NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor and the Trustee agree as follows:


                                    ARTICLE I

                                   DEFINITIONS


                  Section 1.01. Definitions: Whenever used in this Indenture, the following words and phrases, unless the context clearly indicates otherwise, shall have the following meanings:

                    (1) "Additional Securities" shall mean such Securities (as defined herein) as are listed in Supplementary Schedules of the Reference Trust Agreement and which have been deposited to effect an increase over the number of Units initially specified in Part II of the Reference Trust Agreement.

                    (2) "Additional Units" shall mean such units (as defined herein) as are issued in respect of Additional Securities.

                    (3) "Basic Agreement" shall mean this Trust Indenture and Agreement dated as indicated on the cover page hereof as originally executed, or if amended as hereinafter provided, as so amended, exclusive of the terms contained in any related Reference Trust Agreement.

                    (4) "Business Day" shall mean any day other than a Saturday or Sunday or other day on which the New York Stock Exchange is closed for trading, a legal holiday in the City of New York, or a day on which banking institutions are authorized by law to close.

                    (5) "Deferred Sales Charge" shall mean any deferred sales charge payable in accordance with the provisions of Section 3.14 hereof, as set forth in the prospectus for a Trust.

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                    (6) "Depositor" of the Trust shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

                    (7) "Distribution Agency Agreement" shall mean the Distribution Agency Agreement dated the date of this Indenture among the Trustee, the Depositor and the Distribution Agent.

                    (8) "Distribution Agent" shall mean the Distribution Agent appointed in the Distribution Agency Agreement, or its successor as appointed pursuant to the Distribution Agency Agreement.

                    (9) "Distribution Date" shall have the meaning assigned to it in Part II of the Reference Trust Agreement.

                   (10) "Evaluation Time" shall mean the close of trading on the New York Stock Exchange, presently 4:00 p.m. or such other times as are designated as the Evaluation Time in the prospectus for a Trust.

                   (11) "Indenture" shall mean the Basic Agreement, as further amended, supplemented or varied by the Reference Trust Agreement.

                   (12) "Prospectus" shall mean the prospectus relating to a Trust in the form first used to confirm sales of Units of such Trust.

                    (13) "Record Date" shall have the meaning assigned to it in
         Part II of the Reference Trust Agreement.

                   (14) "Reference Trust Agreement" shall mean a supplement to the Basic Agreement, the purpose of which shall be to amend, supplement and/or vary certain of the terms contained in the Basic Agreement. The Reference Trust Agreement, together with the Basic Agreement to the extent that such Reference Trust Agreement incorporates it by reference, defines all the terms, rights and duties relevant to the series of National Equity Trust to which such Reference Trust Agreement relates.

                   (15) "Securities" shall mean such common stock, preferred stock and other securities (including for all purposes hereof "when-issued" and/or "regular way" contracts if any, for the purchase thereof evidenced by the purchasing broker's confirmation of, or list of its confirmations

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                                      -4-

         of, such contracts and a certified check or checks and/or an irrevocable letter or letters of credit in the amount required for such purchase) as are (i) deposited in irrevocable trust and listed in the Schedule or Supplementary Schedules to the Reference Trust Agreement and (ii) received in exchange or substitution for any Securities pursuant to Section 3.10 hereof, and/or (iii) purchased pursuant to
         Section 3.08 hereof or acquired pursuant to Section 2.05 hereof as may from time to time be acquired and continue to be held as a part of the Trust to which such Reference Trust Agreement relates.

                    (16) "Termination Date" shall mean the date set forth in
         Part II of the Reference Trust Agreement.

                   (17) "Trust" shall mean the trust created by this Indenture, which shall be denominated as indicated in Part II of the Reference Trust Agreement relating to such Trust, and which shall consist of the Securities held pursuant and subject to this Indenture together with all dividends thereon, received but undistributed, any undistributed cash realized from the sale thereof or the merger or liquidation of the issuer of any Securities, such amounts as may be on deposit in the Reserve Account hereinafter established and all other property and rights to which Unit Holders may be entitled under the provisions of this Indenture.

                    (18) "Trustee" shall mean The Bank of New York, or any successor trustee as hereinafter provided for.

                   (19) "Unit" shall mean the fractional undivided interest in and ownership of the Trust which shall be initially equal to the fraction specified for the Trust in Part II of the Reference Trust Agreement, the denominator of which fraction shall be decreased by the number of any such Units redeemed as provided in Sections 5.02 and 5.03 and increased by the number of any Additional Units as provided in
         Section 2.05.

                   (20) "Unit Holder" shall mean the registered holder of any Unit as recorded on the registration books of the Trustee, his legal representatives and heirs and the successors of any corporation, partnership or other legal entity which is a registered holder of any Unit and as such shall be deemed a beneficiary of the Trust created by this Indenture to the extent of his pro rata share thereof.

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                                      -5-


                   (21) The words "herein," "hereby," "herewith," "hereof," "hereinafter," "hereunder," "hereinabove," "hereafter," "heretofore" and similar words or phrases of reference and association shall refer to this Indenture in its entirety.

                   (22) Words importing the singular number shall include the plural number in each case and vice versa and words importing persons shall include corporations and associations, as well as natural persons.


                                   ARTICLE II

                   DEPOSIT OF SECURITIES; ACCEPTANCE OF TRUST


                  Section 2.01. Deposit of Securities: The Depositor, concurrently with the execution and delivery hereof, has deposited with the Trustee in trust the Securities listed in the Schedule or Schedules attached to the Reference Trust Agreement in bearer form or duly endorsed in blank or accompanied by all necessary instruments of assignment and transfer in proper form to be held, administered and applied by the Trustee as herein provided. In the event that the purchase of Securities represented by "when-issued" and/or "regular way" contracts shall not be consummated in accordance with said contracts, the Trustee shall credit to the Principal Account pursuant to Section
3.03 hereof the cash or cash equivalents (including such portion of any letter of credit applicable to such contracts) deposited by the Depositor for the purpose of such purchase. Such monies, unless invested in substitute Securities in accordance with Section 3.08 hereof, shall be distributed to Unit Holders pursuant to Section 3.05 hereof on the Distribution Date following the failure of consummation of such purchase or such earlier date as the Depositor and the Trustee determine.

                  The Trustee is irrevocably authorized hereby to effect registration of transfer of the Securities in fully registered form in the name of the Trustee or its nominee.

                  Section 2.02. Acceptance of Trust: The Trustee hereby accepts the Trust created by this Indenture for the use and benefit of the Unit Holders in the Trust, subject to the terms and conditions of this Indenture.

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                                      -6-

                  Section 2.03. Issue of Units: By executing the Reference Trust Agreement and receipt for deposited property, the Trustee will thereby acknowledge receipt of the deposit relating to the Trust to which such Reference Trust Agreement relates, referred to in Section 2.01, and simultaneously with the receipt of said deposit, will record on its books for the account of the Depositor the aggregate number of Units of the Trust in exchange therefor as specified in Part II of the Reference Trust Agreement. The number of Units may be increased through a split of the Units or decreased through a reverse split thereof, as directed by the Depositor, which revised number of Units shall be recorded by the Trustee on its books.

                  The Trusts created by this Indenture are separate and distinct trusts for all purposes and the assets of one such trust may not be commingled with the assets of any other, nor shall the expenses of any such trust be charged against the other. The Units representing the ownership of a fractional undivided interest in one Trust shall not be exchangeable for Units representing the ownership of an undivided fractional interest in any other except as set forth in the Prospectus.

                  Section 2.04. Uncertificated Units: All Units shall be held in uncertificated form, unless and as the Trustee may deem it appropriate to issue certificates. The Trustee may deem and treat the person in whose name any Unit is registered upon the books of the Trustee as the owner thereof for all purposes and the Trustee shall not be affected by any notice to the contrary.

                  Section 2.05. Creation of Additional Units: From time to time and in the discretion of the Depositor, the Depositor may make deposits of Additional Securities and/or cash (or a letter of credit in lieu of cash) with instructions to the Trustee to purchase one or more of such Additional Securities, which cash (or cash in an amount equal to the face amount of the letter of credit), to the extent not used by the Trustee to purchase such Additional Securities, shall be distributed to Unit Holders on the Distribution Date as the Depositor and the Trustee determine. Each Unit representing the Additional Securities shall represent as closely as practicable the same number and type of shares and cash as were represented by a Unit immediately prior to the deposit of such Additional Shares. Each deposit of Additional Securities shall be listed in a Supplementary Schedule to the Reference Trust Agreement stating the date of such deposit and the number of Additional Units being issued therefor. The Trustee shall

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                                      -7-

acknowledge in such Supplementary Schedule receipt of the deposit, and simultaneously with the receipt of said deposit, reflect the aggregate number of Additional Units specified in such Supplementary Schedule by recording such Units on its books. Such Additional Securities shall be held, administered and applied by the Trustee in the same manner as herein provided for the Securities. The execution by the Depositor in connection with the deposit of Additional Securities of a Supplementary Schedule to the Reference Trust Agreement shall constitute the approval by the Depositor as satisfactory in form and substance of the contracts to be entered into or assumed by the Trustee with regard to any Additional Securities listed on such Supplementary Schedule and authorization to the Trustee on behalf of the Trust to enter into or assume such contracts and otherwise to carry out the terms and provisions thereof or to take other appropriate action in order to complete the deposit of the Additional Securities covered thereby into the Trust. The parties hereto agree that a Supplementary Schedule to the Reference Trust Agreement may be delivered by telecopier and that such delivery shall have the same force and effect as the delivery of an original executed document.

                  Section 2.06. Register of Units: A register shall be kept by the Trustee containing the names and addresses of the Unit Holders and the number of Units owned by each Unit Holder, and in which all issues, exchanges, transfers and cancellations of Units shall be recorded.

                                   ARTICLE III

                             ADMINISTRATION OF TRUST


                  Section 3.01. Initial Cost: The costs of organizing the Trust and sale of the Trust Units shall, to the extent of the expenses reimbursable to the Depositor provided below, be borne by the Unit Holders, provided, however, that, to the extent all of such costs are not borne by Unit Holders, the amount of such costs not borne by Unit Holders shall be borne by the Depositor and, provided further, however, that the liability on the part of the Depositor under this Section 3.01 shall not include any fees or other expenses incurred in connection with the administration of the Trust subsequent to the deposit referred to in Section 2.01. Upon notification from the Depositor that the primary offering period is concluded or such


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other period as the Depositor directs, the Trustee shall withdraw from the
Account or Accounts specified in the Prospectus or, if no Account is therein specified, from the Principal Account, and pay to the Depositor the Depositor's reimbursable expenses of organizing the Trust and sale of the Trust Units in an amount certified to the Trustee by the Depositor. If the balance of the Principal Account is insufficient to make such withdrawal, the Trustee shall, as directed by the Depositor, sell Securities identified by the Depositor, or distribute to the Depositor Securities having a value, as determined under
Section 4.01 as of the date of distribution, sufficient for such reimbursement. The reimbursement provided for in this Section 3.01 shall be for the account of the Unitholders of record at the conclusion of the primary offering period and shall not be reflected in the computation of the Unit Value prior thereto. As used herein, the Depositor's reimbursable expenses of organizing the Trust and sale of the Trust Units shall include the cost of the initial preparation and typesetting of the registration statement, prospectuses (including preliminary prospectuses), the indenture, and other documents relating to the Trust, SEC and state blue sky registration fees, the cost of the initial valuation of the portfolio and audit of the Trust, the initial fees and expenses of the Trustee, and legal and other out-of-pocket expenses related thereto, but not including the expenses incurred in the printing of preliminary prospectuses and prospectuses, expenses incurred in the preparation and printing of brochures and other advertising materials and any other selling expenses. Any cash which the Depositor has identified as to be used for reimbursement of expenses pursuant to this Section 3.01 shall be reserved by the Trustee for such purpose and shall not be subject to distribution or, unless the Depositor otherwise directs, used for payment of redemptions in excess of the per-Unit amount allocable to Units tendered for redemption. As directed by the Depositor, the Trustee will advance funds to the Trust in an amount necessary to reimburse the Depositor pursuant to this Section 3.01 and shall recover such advance from the sale or sales of Securities at such time as the Depositor shall direct, but in no event later than the termination of the Trust. Repayment of any such advance shall be secured by a lien on the assets of the Trust prior to the interest of the Unit Holders as provided in Section 6.04.

                  Section 3.02. Income Account: The Trustee shall collect the dividends or other like cash distributions on the Securities in the Trust as such are paid, and credit such amounts, as collected, to a separate account to be known as the "Income Account."

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                                      -9-


               Section 3.03. Principal Account: The Securities in the Trust and all cash and other assets, other than amounts credited to the Income Account, received by the Trustee in respect of the Securities in the Trust shall be credited to a separate account for the Trust to be known as the "Principal Account"; provided, however, that funds deposited by the Depositor for purchase of Securities or funds received from a sale of a Security or funds received from the merger or liquidation of an issuer of a Security not representing capital gains to the Trust shall be separately held in Trust by the Trustee for the purposes of Section 2.03 or 3.08 unless directed otherwise by the Depositor, and shall not be credited to the Principal Account for the purposes of computing distributions to Unit Holders, unless and until the Depositor directs such funds be so credited to the Principal Account. Once so credited, the funds shall be held for distribution and shall not be available for purchases of securities.

                  Section 3.04. Reserve Account: From time to time the Trustee shall withdraw from the cash on deposit in the Principal Account such amounts as it, in its sole discretion, shall deem requisite to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Such amounts so withdrawn shall be credited to a separate account which shall be known as the "Reserve Account." The Trustee shall not be required to distribute to the Unit Holders any of the amounts in the Reserve Account; provided, however, that if the Trustee shall, in its sole discretion, determine that such amounts are no longer necessary for payment of any applicable taxes or other governmental charges, then it shall promptly deposit such amounts in the account from which previously withdrawn, or, if such Trust has been terminated or is in the process of termination, the Trustee shall distribute. to each Unit Holder such holder's interest in the Reserve Account in accordance with Section
9.04 hereof.

                  Section 3.05. Distribution: As of each Record Date for the Trust, the Trustee shall:

                  (a) deduct from the Income Account, or, to the extent funds are not available in such Account, from the Principal Account, and pay to itself individually the amounts that it is at the time entitled to receive pursuant to
Section 6.04 or this Section 3.05;

                  (b) deduct from the Income Account, or, to the extent funds are not available in such Account, from the Principal Account, an amount equal to the unpaid fees and expenses,

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                                      -10-

if any, including registration fees, Blue Sky fees, printing costs, attorneys' fees, auditing costs and other miscellaneous out-of-pocket expenses, as certified by the Depositor, incurred in keeping the registration of the Units and the Trust on a current basis pursuant to Section 9.06, provided, however, that no portion of such amount shall be deducted or paid unless the payment thereof from the Trust is at that time lawful; and

                  (c) deduct from the Income Account or, to the extent funds are not available in such account, from the Principal Account the estimated amount that the Depositor is entitled to receive pursuant to Section 8.07 and hold such amount without interest until such time as it is payable to the Depositor as set forth below. The Trustee shall distribute to the Depositor from the amount so held pursuant to the immediately preceding sentence the amounts that the Depositor is entitled to receive pursuant to Section 8.07 on account of its services theretofore performed and expenses theretofore incurred. With respect to a Trust having monthly, quarterly or semiannual Distribution Dates, the Trustee shall deduct from the Income Account one-twelfth, one-quarter or one-half, as the case may be, of the estimated annual amount that the Depositor is entitled to receive and shall distribute such amounts to the Depositor on the monthly, quarterly or semiannual Distribution Dates, as the case may be.

                  (d) in the event of the appointment of a successor depositor pursuant to Section 6.01(f)(1), deduct from the Income Account, or, to the extent that funds are not available in such Account, from the Principal Account, and pay to such successor depositor the amounts, if any, that it is at the time lawful for it to receive under said Section 6.01(f)(1).

                  All amounts (i) permitted to be withdrawn from the Principal Account under this Indenture in order to satisfy obligations which, pursuant to the terms hereof, are first to be paid out of the Income Account to the extent funds are available, or (ii) permitted to be withdrawn from the Principal Account pursuant to Section 5.02 hereof, may be made only from the balance in the Principal Account after excluding (x) capital gains being held for distribution to Unit Holders of record on the Record Date for a prior Distribution Date pursuant to the third following paragraph and (y) amounts which may be used for purchases under Section 3.08 to the extent such amounts relate to then existing contracts to purchase securities. The Principal Account shall be reimbursed for any such amounts described in clause (i) of the preceding sentence when sufficient funds are next available in the Income Account after giving effect to the payment from the Income Account of all amounts otherwise required to be deducted therefrom at that time.

                  On each Distribution Date or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Unit Holder of record at the close of business on the preceding Record Date at his address appearing on the registration books of the Trustee such holder's pro rata share of the balance of the Income Account computed as of the preceding Record Date.

                  On each Distribution Date or within a reasonable period of time thereafter, the Trustee shall distribute by mail to each Unit Holder of record at the close of business on the preceding Record Date at his address appearing on the registration books of the Trustee such holder's pro rata share of the distributable cash balance of the Principal Account, computed as of the preceding Record Date, provided, however, that such proceeds will not be distributed if such distribution will result in adverse tax consequences to the Trust as determined by the Depositor in which event the Trustee shall hold such proceeds until such time as the Depositor shall direct distribution of such proceeds. The Trustee shall not be required to make a distribution from the Principal Account unless the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $.01 per Unit.

                  No distribution of funds constituting long-term capital gains shall be made in contravention of Section 19(b) of the Investment Company Act of 1940, as from time to time amended, or orders, rules or regulations thereunder. Without limiting the generality of the foregoing, and notwithstanding any other provision hereof to the contrary, the Trustee, unless permitted by the foregoing to distribute long-term capital gains more frequently than once each year, shall hold any funds representing long-term capital gains in the Principal Account, for distribution only on the Distribution Date next following the last Record Date of each calendar year. The amounts to be so distributed to each Unit Holder of the Trust of record as of each Record Date shall be that pro rata share of the cash balance as of such Record Date of the Income and Principal Accounts of the Trust, as shall be represented by a notation on the registration or other record books of the Trustee.

                  In the computation of each such share, fractions of less than one cent per every ten (10) Units shall be omitted. After any such distribution provided for above, any cash balance remaining in the Income Account or the Principal Account shall be held in the same manner as other amounts subsequently deposited in each of such Accounts, respectively.

                  On each Deferred Sales Charge payment date set forth in the prospectus for a Trust, the Trustee shall pay the account created pursuant to
Section 3.14 the amount of the Deferred Sales Charge payable on each such date as stated in the prospectus for a Trust. Such amount shall be withdrawn from the Principal Account from the amounts therein designated for such purpose.

                  For the purpose of distribution as herein provided, the holders of record on the registration books of the Trustee at the close of business on each Record Date shall be conclusively entitled to such distribution, and no liability shall attach to the Trustee by reason of payment to any such registered Unit Holder of record. Nothing herein shall be construed to prevent the payment of amounts from the Income Account and the Principal Account to individual Unit Holders by means of one check, draft or other proper instrument, provided that the appropriate statement of such distribution shall be furnished therein as provided in Section 3.06 hereof.

                  Section 3.06. Distribution Statements: With each distribution from the Income or Principal Accounts of the Trust, the Trustee shall furnish Unit Holders a statement of the amount being distributed from each such account, expressed in each case as a dollar amount per Unit.

                  Within a reasonable period of time after the last Business Day of each calendar or fiscal year the Trustee shall furnish to each person who at any time during such calendar or fiscal year was a Unit Holder a statement setting forth, with respect to such calendar or fiscal year:

                  (A)      as to the Income Account of the Trust:

                            (1) the amount of dividends received on the
                  Securities,

                            (2) the amounts paid from the Income Account for
                  purchases of Securities pursuant to Section 3.08 and for redemptions of Units pursuant to Section 5.02,

                            (3) the deductions from the Income Account for
                  payment of applicable taxes or other governmental charges, if any, compensation of the Depositor, fees and expenses of the

                  Trustee, transfers to the Reserve Account, and any expenses paid by the Trust pursuant to Section 3.05 hereof,

                            (4) the amount distributed from the Income
                  Account, identifying separately amounts distributed as dividends and as other income,

                            (5) any other amount credited to or deducted from
                  the Income Account, and

                            (6) the balance remaining after such distributions
                  and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar or fiscal year;

                  (B)      as to the Principal Account of the Trust:

                            (1) the dates of the sale of any of the Securities,
                  or the merger or liquidation of an issuer of a Security resulting in the receipt of cash or a new Security by the Trust, the identity of such Securities and the net proceeds received therefrom, excluding any portion thereof credited to the Income Account,

                            (2) the amount paid from the Principal Account for
                  purchases of Securities pursuant to Section 3.08 and for redemption of Units pursuant to Section 5.02,

                            (3) the deductions for payment of applicable taxes
                  and other governmental charges, if any, fees and expenses of the Trustee, transfers to the Reserve Account, and any expenses paid by the Trust under Section 3.05 hereof and any Deferred Sales Charge paid,

                            (4) the aggregate amount distributed from the
                  Principal Account for such period, pursuant to Section 3.05 hereof and the portion of such aggregate amount attributable to capital gains,

                            (5) any other amount credited to or deducted from
                  the Principal Account, and

                            (6) the balance remaining after such distributions
                  and deductions, expressed both as a total dollar amount and as a dollar amount per Unit outstanding on the last Business Day of such calendar or fiscal year;

                  (C)      the following information:

                            (1) a list of the Securities held in the Trust as of
                  the last Business Day of such calendar or fiscal year and a list that identifies all Securities purchased, sold or otherwise disposed of during such calendar or fiscal year,

                            (2) the number of Units outstanding on the last
                  Business Day of such calendar or fiscal year,

                            (3) the Unit Value (as defined in Section 5.01)
                  based on the last evaluation of such Trust made during such calendar or fiscal year, and

                            (4) the amounts actually distributed during such
                  calendar or fiscal year from the Income and Principal Accounts of the Trust, separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for such distributions.

                  Section 3.07. Sale of Securities: In order to maintain the sound investment character of the Trust and to maintain the qualification of the Trust as a "regulated investment company" under the Internal Revenue Code, the Depositor may and with respect to subsection (a) of this Section 3.07, shall, direct the Trustee to sell or liquidate Securities at such price and time and in such manner as shall be determined by the Depositor, provided that the Depositor has determined that any one or more of the following conditions exist:

                  (a) that the numerical rating of any such Securities has fallen below the minimum quality rating for the Portfolios of the Trust set forth in the applicable prospectus, which rating is based upon the rating system used by the Research Department of Prudential Securities Incorporated, or any successor or substitute rating entity designated by the Depositor;

                  (b) that there has been a failure by the issuer of such Securities to declare or pay an anticipated dividend thereon;

                  (c) that any action or proceeding has been instituted in law or equity seeking to restrain or enjoin the payment of dividends on Any such Securities, or that there exists any other legal question or impediment affecting such Securities or the payment of dividends on the same;

                  (d) that there has occurred any breach of covenant or warranty in any resolution, ordinance, trust, indenture or other agreement or document, which would adversely affect either immediately or contingently the payment of dividends on such Securities;

                  (e) that the price of any such Securities has declined to such an extent, or such other adverse market or credit factor exists, that in the opinion of the Depositor the retention of such Securities would be detrimental to the Trust and to the interest of the Unit Holders; and

                  (f) that the sale of such Securities is necessary or advisable in order to maintain the qualification of the Trust as a "regulated investment company" under the Internal Revenue Code or to avoid the payment of tax by the Trust.

                  In order to meet its responsibilities under this Section 3.07, the Trustee shall review the Securities which form the portfolio of the Trust as of the last Business Day of the third, sixth, ninth and twelfth months of the Trust's taxable year until the Trust is terminated to determine if any of such Securities should be sold pursuant to the conditions enumerated in this Section
3.07. If the Trustee concludes after a quarterly review of the portfolio of the Trust, or at any other time, that certain of the Securities should be sold, then it shall promptly notify the Depositor in writing of the action it proposes to take. The Trustee shall take such action as the Depositor directs it to take, provided however, that if the Depositor does not provide direction within five business days to the Trustee, the Trustee shall take such action as it deems advisable consistent with maintaining the status of the Trust as a "regulated investment company" under the Internal Revenue Code ("RIC"). Such notice to the Depositor shall contain statements describing the determinations made by the Trustee pursuant to this Section, describing the Securities to be sold, and certifying that compliance with such direction will not cause the Trust to be disqualified as a RIC.

                  Notwithstanding the foregoing provisions of this Section 3.07, if the Prospectus for a Trust states that the portfolio of the Trust will be maintained in a manner that seeks to match the weighting of securities in a designated index of securities (the "Index"), the Depositor will not direct the sale of Securities pursuant to Section 3.07(a) through (d) but will direct the Trustee to sell Securities as set forth in Section 3.15 hereof.

                  Upon receipt of such direction from the Depositor, upon which the Trustee shall rely, the Trustee shall proceed to sell the specified Securities in accordance with such direction. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale made pursuant to any such direction or by reason of the failure of the Depositor to give any such direction, and in the absence of such direction the Trustee shall have no duty to sell any Securities under this Section 3.07.

                  In order to pay the Deferred Sales Charge, the Trustee shall sell or liquidate an amount of Securities at such time and from time to time and in such manner as the Depositor shall direct such that the proceeds of such sale or liquidation shall equal the amount required to be paid to the Depositor pursuant to the Deferred Sales Charge program as set forth in the prospectus for a Trust.

                  Section 3.08. Purchase of Securities: The Depositor may in writing from time to time direct the Trustee to purchase or to enter into contracts (which the Depositor shall have approved as satisfactory in form and substance) to purchase, securities to be held as Securities hereunder as a part of the Trust with monies held in the Principal Account representing (i) the amounts credited thereto upon the failure of consummation of a contract to purchase Securities in accordance with Section 2.01; or (ii) the proceeds of Securities sold pursuant to Section 3.07 (except for proceeds of Securities sold pursuant to subsection (a) of Section 3.07 hereof, which proceeds may not be used to purchase Securities pursuant to this Section 3.08 (unless the Depositor directs reinvestment consistent with the Trust's status as a unit investment trust), but which shall be distributed to the Unitholders pursuant to Section
3.05 hereof, provided, however, that such proceeds will not be distributed if such distribution will result in adverse tax consequences to the Trust as determined by the Depositor in which event the Trustee shall hold such proceeds until such time as the Depositor shall direct distribution of such proceeds.) or
Section 3.09; or (iii) the cash proceeds, not representing capital gains to the Trust unless otherwise directed by the Depositor, realized upon the merger or liquidation of an issuer of a Security or pursuant to Section 3.10 hereof; or
(iv) proceeds from the sale of Securities pursuant to Section 3.05, 5.02 or 6.04 to the extent that such proceeds are not required for the purposes of such Sections. If any such contract for the purchase of securities to be held as Securities made pursuant to the directions of the Depositor under this Section fails, the Depositor may direct the Trustee to purchase, or to enter into contracts to purchase, other securities to be held as Securities as a part of the Trust. Each such purchase or contract to purchase shall be subject to the following conditions:

                  (a) The new securities shall be equity securities that possess characteristics, including a rating by the Research Department of Prudential Securities Incorporated or any successor or substitute rating entity designated by the Depositor, that are consistent with the objectives of the Trust as set forth in the relevant Prospectus. Such Securities may include or be limited to Securities previously included in the portfolio of the Trust.

                  (b) The new Securities shall not be restricted under federal securities law as regards the right of sale;

                  (c) The purchase of the new Securities shall not cause the Trust to cease to qualify as a "regulated investment company" under the Internal Revenue Code;

                  (d) The purchase of new Securities will not cause the Trust to hold more than 10% of the outstanding voting securities of any one issuer of securities;

                  (e) The purchase price of the new Securities shall not exceed the balance in the Principal Account at the time of such direction resulting (i) from the deposit of money therein as a result of any failure of contracts to purchase Securities, (ii) from the proceeds of any sale of Securities pursuant to Section 3.07, Section 3.09 and (iii) from the proceeds of any sale of Securities pursuant to Sections 3.05,
         5.02 and 6.04 to the extent that such proceeds are not required for the purposes of said Sections, after making provisions satisfactory to the Depositor for the distribution to Unitholders of amounts in respect of income and capital gain so that the Trust shall not be subject to Federal income tax; and

                  (f) The written instructions of the Depositor shall (1) identify the new Securities to be purchased and approve any contracts for the purchase of new Securities proposed to be entered into by the Trustee as satisfactory in form and substance to the Depositor and (2) state that the foregoing conditions of clauses (a) through (e) have been satisfied with respect to the new Securities.

                  Notwithstanding the foregoing provisions of this Section 3.08, if a security is acquired pursuant to Section 3.15 hereof, the provisions of
Section 3.08(a) shall not apply.

                  Upon receipt of the foregoing instructions under clause (f) on which the Trustee shall rely, the Trustee shall enter into the contract, if any, to purchase such new Securities and take all steps reasonably necessary to consummate the purchase thereof. Amounts in respect of the purchase price thereof shall be paid out of and charged against the Principal Account. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any purchase made pursuant to any such directions and in the absence of such directions the Trustee shall have no duty to purchase any new Securities under this Indenture. The Depositor shall not be liable for any failure to instruct the Trustee to purchase any new Securities or for errors of judgment in respect of this Section 3.08, provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder.

                  Within five (5) business days from the date of the purchase of any new Securities in accordance with this Section 3.08, the Trustee, both as Trustee and as agent for the Depositor, shall mail to all Unitholders then of record, at their addresses appearing on the registration books of the Trustee, a written notice of such purchase, including an identification of the new Securities purchased and the Securities eliminated from the Trust and replaced by such Securities.

                  Section 3.09. Notice and Sale by Trustee: Except as set forth in Section 3.15 hereof, if at any time there has been a failure by the issuer of any Security to pay a dividend that is due and payable, the Trustee shall notify the Depositor thereof. If within thirty days after such notification the Trustee has not received any instruction from the Depositor to sell or to hold or to take any other action in connection with such Security, the Trustee shall sell such Security forthwith, and the Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of such sale or by reason of any action or inaction in accordance with such written instructions of the Depositor. The Trustee shall promptly notify the Depositor of such action in writing and shall set forth therein the Security sold and the proceeds received therefrom.

                  Section 3.10. Exchange of Securities: In the event that an offer by the issuer of any of the Securities or any other party shall be made to exchange new securities for Trust Securities, the Trustee may, upon the direction of the Depositor, accept or reject such offer. Should an exchange or substitution of securities or other property for Trust Securities be effected notwithstanding a rejection or without an initial offer, any securities, cash and/or property so received in exchange or substitution shall be (i) distributed to Unit Holders or (ii) sold and the proceeds of sale either (a) distributed to Unit Holders or reinvested, or (iii) if qualifying as a Security, deposited in the Trust, all as the Depositor may direct. If the Depositor gives no such direction within ten (10) Business Days after notice by the Trustee to the Depositor of the receipt of such securities or other property, such securities or other property shall be sold and the proceeds of the sale distributed to Unit Holders. Any securities purchased or deposited in the Trust pursuant to the preceding sentence shall be subject to the terms and conditions of this Indenture to the same extent as the Securities originally deposited hereunder. Within five days after such deposit, notice of such exchange and deposit shall be given by the Trustee to each Unitholder, including an identification of the Securities eliminated and the Securities substituted therefor.

                  Section 3.11. Notice of Actions: In the event that the Trustee shall have been notified at any time of any action to be taken or proposed to be taken by holders of any Securities held by the Trust (including, but not limited to, the making of any demand, direction, request, giving of any notice, consent or waiver or the voting with respect to election of directors or any amendment or supplement to any corporate resolution, agreement or other instrument under or pursuant to which such Securities have been issued) the Trustee shall promptly notify the Depositor and shall thereupon take such action or refrain from taking any action as the Depositor shall in writing direct; provided, however, that if the Depositor shall not within five business days of the giving of such notice to the Depositor direct the Trustee to take or refrain from taking any action, the Trustee shall take such action as it, in its sole discretion, shall deem advisable. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this section.

                  Section 3.12. Extraordinary Distributions: Any property received by the Trustee after the initial date of Deposit in a form other than cash or additional shares (i) of the Securities listed on Schedule A or a Security subsequently deposited pursuant to Section 2.05, (ii) of a Security purchased pursuant to Section 3.08 or 3.10 hereof or (iii) a security received in exchange for a Security shall be dealt with in the same manner as property received in an exchange pursuant to Section 3.10 hereof. Provided, however, that if such other property received is not readily marketable, the Trustee will consult with the Depositor concerning the method of disposition of such other property most likely to maximize cash yield and efficiency of time and convenience. The Depositor's determination of such method of disposition shall be final and binding and the Trustee shall be entitled to rely in good faith upon such determination.

                  The Securities and cash represented by a Unit shall be uniform so that each Unit shall at all times represent property identical to that represented by every other Unit. Securities identical to those represented by a Unit and received as the result of a stock dividend or stock split may be retained in the Trust and the number of shares of such a Security represented by a Unit adjusted accordingly.

                  Section 3.13. Extraordinary Event-Security Retention and Voting. In the event the Trustee is notified of any action to be taken or proposed to be taken by holders of the securities held by the Trust in connection with any proposed merger, reorganization, spin-off, split-off or split-up by the issuer of stock or securities held in the Trust, the Trustee shall take such action or refrain from taking any action, as appropriate, so as to insure that the securities are voted as closely as possible in the same manner and in the same general proportion as are the securities held by owners other than the Trust. If stock or securities are received by the Trustee, with or without cash, as a result of any merger, reorganization, spin-off, split-off or split-up by the issuer of stock or securities held in the Trust, the Trustee at the direction of the Depositor may retain such stock or securities in the Trust. Neither the Depositor nor the Trustee shall be liable to any person for any action or failure to take action with respect to this Section 3.13.

                  Section 3.14. Deferred Sales Charge. If the prospectus for a Trust specifies a Deferred Sales Charge, the Trustee shall, on the dates specified in and as permitted by the prospectus, withdraw from the Income Account if such account is designated in the prospectus as the source of the payments of the Deferred Sales Charge, or to the extent funds are not available in that account or if such account is not so designated, from the Principal Account, an amount per Unit specified in the prospectus and credit such amount to a special, non-Trust account maintained at the Trustee out of which the Deferred Sales Charge will be distributed to the Depositor. If the Income Account is not designated as the source of the Deferred Sales Charge payment or if the balances in the Income and Principal Accounts are insufficient to make any such withdrawal, the Trustee shall, as directed by the Depositor, either advance funds, if so agreed to by the Trustee, in an amount equal to the proposed withdrawal and be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or the Principal Account, sell Securities and credit the proceeds thereof to such special non-Trust account or credit Securities in kind to such special non-Trust account. Such directions shall identify the Securities, if any, to be sold or distributed in kind and shall contain, if the Trustee is directed by the Depositor to sell a Security, instructions as to execution of such sales. If a Unit Holder redeems Units prior to full payment of the Deferred Sales Charge, the Trustee shall, if so provided in the prospectus, on the Redemption Date, withhold from the Redemption Price payment to such Unit Holder an amount equal to the unpaid portion of the Deferred Sales Charge and distribute such amount to such special non-Trust account or, if the Depositor shall purchase such Unit pursuant to the terms of Section 5.02 hereof, the Depositor shall pay the Redemption Price for such Unit less the unpaid portion of the Deferred Sales Charge. The Depositor may at any time instruct the Trustee to distribute to the Depositor cash or Securities previously credited to the special non-Trust account. References to Deferred Sales Charge in this Trust Indenture and Agreement shall include any Creation and Development Fee indicated in the prospectus for a Trust. The Creation and Development Fee shall be payable on each date so designated and in an amount determined as specified in the prospectus for a Trust.

                  Section 3.15. Portfolio and Portfolio Deposit Adjustments. (a) This Section 3.15 shall apply to a Trust the prospectus for which states that the portfolio of the Trust will be maintained in a manner that seeks to match the weighting of securities in an Index. The Trustee will adjust the composition of the portfolio from time to time to conform, to the extent practicable, to changes in the composition and/or price weightings of the securities in the Index. The Trustee will adjust the composition of the portfolio at any time that there is a change in the identity of any security in the Index (i.e., a substitution of one security in replacement of another), which adjustment shall be made within three (3) Business Days before or after the day on which the change in the identity of such security is scheduled to take effect at the close of the market. In addition, the Trustee will be required to adjust, to the extent practicable, the composition of the portfolio any time there is a corporate action, such as a stock split in one of the securities in the Index, which causes a change to the "divisor" in the computation of the Index. The Trustee will be required to adjust the portfolio holdings to track the adjusted Index, such adjustment to be made within three (3) Business Days before or after the day on which the change in the Index divisor is scheduled to take effect.

                  (b) From time to time adjustments may be made to the composition of the Index as a result of a merger, acquisition or other business combination involving one or more of the issuers whose securities are included in the Index. In such cases, the Trust, as shareholder of securities of an issuer that is involved in such a transaction, may receive various offers from would-be acquirors of the issuer. The Trustee will not be permitted to accept any such offers until such time as it has been determined that the securities of an issuer will be removed from the Index. In selling the securities of such issuer the Trust may receive, to the extent that market prices do not provide a more attractive alternative, whatever consideration is being offered to the shareholders of such issuer that have not tendered their shares prior to such time. Any cash received in such transactions will be reinvested in securities in the Index in accordance with the criteria set forth in subparagraph (a) above. Any securities received as a part of the consideration that are not securities in the Index will be sold as soon as practicable and the cash proceeds of such sale will be reinvested in securities in the Index in accordance with the criteria set forth in subparagraph (a) above.

                  (c) Purchases and sales of securities resulting from the adjustments described in this Section 3.15 will be made in the share amounts dictated by the specifications set forth herein, whether round lot or odd lot. All portfolio adjustments will be made as described herein unless such adjustments would cause the Trust to lose its status as a regulated investment company.

                  (d) Pursuant to the guidelines set forth in this Section 3.15, the Trustee will calculate the required adjustments and will purchase and sell the appropriate securities. As a result of the purchase and sale of securities in accordance with these requirements, the Trust may hold some amount of residual cash which it shall use to purchase additional securities in the Index or distribute to Unit Holders as the Depositor shall direct.

                  (e) All adjustments to the portfolio held by the Trustee will be made by the Trustee pursuant to the provisions of this Section 3.15 and as set forth in the Basic Agreement and will be non-discretionary. The adjustments provided herein are intended to conform the composition and security weightings of the securities in the Index. Such adjustments are based upon the Index as it is determined by the entity maintaining the Index. To the extent that the method of determining the Index is changed in a manner that would affect the adjustments provided for herein, the Trustee and the Depositor shall have the right to amend the Basic Agreement, without the consent of the Unit Holders, to conform the adjustments provided herein and in the Basic Agreement to such changes so that the objective of tracking the Index is maintained. In addition, and notwithstanding the foregoing, the Trustee shall have the power and shall be required to adjust the composition of the portfolio at any time if it determines that such action is necessary to insure the continued qualification of the Trust as a regulated investment company, even if such adjustment will cause the composition of the portfolio to deviate from that of the Index or violates any other requirement otherwise applicable in determining the composition of the portfolio.


                                   ARTICLE IV

                            EVALUATION OF SECURITIES


                  Section 4.01. Evaluation of Securities: The Trustee shall determine separately and promptly furnish to the Depositor upon request the value of each issue of the Securities in the Trust (determined as set forth below) as of the Evaluation Time on each of the days on which the Trustee shall make the Trust Evaluation required by Section 5.01. In making the evaluations the Trustee may determine the value of each issue of the Securities in the Trust by the following methods, or any combination thereof, which it deems appropriate. If the Securities are listed on one or more national securities exchanges, such valuation shall be based on the closing sale price on such exchange which is the principal market thereof, deemed to be the New York Stock Exchange if the Securities are listed thereon, (unless the Trustee deems such price inappropriate as a basis for valuation). If the Securities are not so listed, or, if so listed and the principal market therefor is other than such exchange or there is no closing sales price on such exchange, such valuation shall be based on the closing sales price in the over-the-counter market (unless the Trustee deems such price inappropriate as a basis for valuation) or if there is no such closing sales price, by any of the following methods which the Trustee deems appropriate: (i) on the basis of current bid prices of such Securities as obtained from investment dealers or brokers (including the Depositor) who customarily deal in securities comparable to those held by the Trust, or (ii) if bid prices are not available for any of such Securities, on the basis of bid prices for comparable securities, or (iii) by appraisal of the value of the Securities on the bid side of the market or by such other appraisal as is deemed appropriate, or (iv) by any combination of the above. The Trustee shall also make an evaluation of the Securities deposited in the Trust as of the time said Securities are deposited under this Indenture. Such evaluation shall be made on the same basis as set forth above. The Trustee's determination of the closing sales prices of the Securities on the date of deposit shall be included in the Schedules attached to the Reference Trust Agreement.

                  Section 4.02. Tax Reports: For the purpose of permitting Unit Holders to satisfy any reporting requirements of applicable Federal or State tax law, the Trustee shall transmit to any Unit Holder upon written request any determinations made by the Trustee pursuant to this Section 4.01.

                  Section 4.03. Liability of the Trustee: The Depositor and Unit Holders may rely on any evaluation furnished by the Trustee and shall have no responsibility for the accuracy thereof. The determinations made by the Trustee hereunder shall be made in good faith upon the basis of the best information available to it through its exercise of reasonable diligence. The Trustee shall be under no liability to the Depositor or Unit Holders for errors in judgment, provided, however, that this provision shall not protect the Trustee against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The

Trustee shall not be liable or responsible for depreciation or losses incurred by reason of the purchase, sale or retention of any Securities.


                                    ARTICLE V

                          TRUST EVALUATION, REDEMPTION,
                                TRANSFER OF UNITS


                  Section 5.01. Trust Evaluation: The Trustee shall make an evaluation of the Trust as of the Evaluation Time (i) on the last Business Day of each of the months of June and November, (ii) on the day on which any Unit of the Trust is tendered for redemption (unless tender is made after the Evaluation Time on such day, in which case tender shall be deemed to have been made on the next day subsequent thereto on which the New York Stock Exchange is open for trading) (a "Tender Day"), and (iii) on any other day desired by the Trustee or requested by the Depositor. Such evaluations shall take into account and itemize separately (a)(1) the cash on hand in the Trust (other than monies on deposit in the Reserve Account, funds deposited on the date hereof by the Depositor for the purchase of Securities and not theretofore credited to the Principal Account pursuant to Section 3.03 and funds in the Principal Account with respect to which contracts for the purchase of the Securities have been entered into pursuant to Section 3.08 hereof), including dividends receivable on stocks trading ex dividend, (a)(2) the value of each issue of the Securities in the Trust as determined by the Trustee pursuant to Section 4.01, and (a)(3) all other assets of the Trust. For each such evaluation there shall be deducted from the sum of the above (b)(1) amounts representing any applicable taxes or other governmental charges payable out of the Trust and for which no deductions shall have previously been made for the purpose of addition to the Reserve Account,
(b)(2) amounts representing accrued and payable fees of the Trustee and expenses or obligations of the Trust including but not limited to unpaid fees of the Trustee and expenses of the Trust (including legal and auditing expenses), accrued fees and expenses of the Depositor and its respective successors, if any, and (b)(3) cash held for distribution to Unit Holders of record as of the Record Date on or prior to the evaluation then being made. The value of the pro rata share of each Unit of the Trust determined on the basis of any such evaluation (i.e. the net asset value per Unit) shall be referred to herein as the "Unit Value".

                  The sum of (a)(1) and (a)(3) reduced by the sum of (b)(1) and
(b)(2) and (b)(3) shall be referred to herein as the "Unit Cash Value."

                  The Trustee shall promptly advise the Depositor of each determination of Unit Value made by it as above provided, and, in addition, upon each evaluation by the Trustee under Section 4.01 other than those involved in such calculations of Unit Value, the Trustee shall promptly furnish to the Depositor, for purposes of assisting it in maintaining a market in the Units, with such information regarding the Principal, Income and Reserve Accounts as the Depositor may reasonably request.

                  Section 5.02. Redemptions by Trustee; Purchases by Depositor:
On each Tender Day Units tendered for redemption by a Unit Holder or his duly authorized attorney to the Trustee at its corporate trust office in the City of New York, shall be redeemed by the Trustee on that Tender Day. Units in uncertificated form shall be tendered by means of an appropriate request for redemption in form approved by the Trustee. Unit Holders must sign exactly as their names appear on the register with the signature guaranteed by an officer of a national bank or trust company, or by a member firm of either the New York, Midwest, or Pacific Coast Stock Exchanges, or in such other manner as may be acceptable to the Trustee. The Trustee may also require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Subject to payment by such Unit Holder of any tax or other governmental charges which may be imposed thereon, such redemption is to be made by distribution to the Distribution Agent on behalf of the redeeming Unit Holder on the Tender Day and subsequent distribution to such Unit Holder by the Distribution Agent within seven calendar days following the Tender Day (such seventh calendar day being hereinafter the "Redemption Date"). The amount of the distribution to the Distribution Agent (the "Redemption Distribution") shall equal the Unit Value as of the Tender Day of the Units held by such Unit Holder and the distribution shall be in the form of (i) such Unit Holder's pro rata portion of each of the Securities in whole shares based upon the number of Units owned as of the Tender Day (ii) plus the Unit Holder's pro rata share of the distributable cash balances in the Income and Principal Accounts plus (iii) no later than the seventh calendar day after the Tender Day, (or if such is not a business day, then the first business day prior thereto), cash equal to the value of any fractional shares included in such Unit Holder's pro rata portion of the Securities as of the Tender Day, provided, however, that the fractional shares shall be distributed in kind if the Depositor so directs if such in kind distribution is advisable to maintain the status of the Trust as a regulated investment company.

                  The Depositor shall maintain with the Trustee a current list of Securities held in the Trust designated to be sold for the purpose of satisfying amounts for the payment of cash equivalent to the value of fractional shares; provided that if the Depositor shall for any reason fail to maintain such a list, the Trustee, in its sole discretion, may designate a current list of Securities for such purposes. The net proceeds of any sales of Securities from such list shall be credited to the Principal Account of the Trust and paid therefrom, to the extent necessary in accordance with this Section and otherwise distributed or reinvested pursuant to this Indenture. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with this Section 5.02.

                  The portion of the Redemption Distribution which represents the Unit Holder's interest in the Income Account shall be withdrawn from the Income Account to the extent available. The balance paid on any redemption, including such Unit Holder's interest in dividends receivable on stocks trading ex dividend, if any, shall be withdrawn from the Principal Account to the extent that funds are available for such purpose. If such available balance shall be insufficient, the Trustee shall advance funds sufficient to pay such amount to the Unit Holder and shall be entitled to reimbursement of such advance upon the deposit of additional monies in the Income Account or Principal Account, whichever happens first. Should any amounts so advanced with respect to declared but unreceived dividends prove uncollectable because of default in payment of such dividends, the Trustee shall have the right immediately to liquidate Securities in amount sufficient to reimburse itself for such advances, without interest. In the event that funds are withdrawn from the Principal Account for payment of any portion of the Redemption Distribution representing dividends receivable on stocks trading ex dividend, the Principal Account shall be reimbursed when sufficient funds are next available in the Income Account for such funds so applied.

                  Unit Holders requesting a cash distribution shall receive such distribution in accordance with ss. 1.01(b) of the Distribution Agency Agreement.

                  The Trustee may in its discretion, and shall when so directed by the Depositor, suspend the right of redemption or postpone the date of payment of the Redemption Distribution for more than seven calendar days following the day on which tender for redemption is made (1) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee shall not be liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

                  Not later than the close of business on the day any Unit is tendered for redemption by a Unit Holder other than the Depositor, the Trustee shall notify the Depositor of such tender. The Depositor shall have the right to purchase such Unit by notifying the Trustee of its election to make such purchase no later than the close of business on the Tender Day. Such purchase shall be made by payment for such Unit by the Depositor to the Unit Holder not later than the close of business on the Redemption Date of an amount not less than the Redemption Distribution which would otherwise be payable by the Trustee to such Unit Holder.

                  Any Unit so purchased by the Depositor may at the option of the Depositor be tendered to the Trustee for redemption at the corporate trust office of the Trustee in the manner provided in the first paragraph of this
Section 5.02.

                  The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale or redemption of Securities made pursuant to Sections 5.02 and 5.03.

                  Section 5.03. Termination Distributions: At least twenty (20) days prior to the Termination Date, each Unit Holder of record as of such date shall be supplied a form of election (the "Election Notice"). The Election Notice will permit the Unit Holder to elect to receive his interest in the in the Trust in kind, and/or in cash and/or will also permit the Unit Holder to direct that his cash distribution should be invested by the Trustee in Units of a new series of National Equity Trust. The Trustee will duly honor instructions given in such properly completed Election Notice received by the Termination Date. A Unit Holder who does not effectively elect distribution in kind or reinvestment will receive a cash distribution as is hereinafter provided and such cash distribution will not be invested by the Depositor on behalf of the Unit Holder unless an election in proper form that such investment shall be made is received by the Trustee prior to the Termination Date.

                  A Unit Holder whose interest in the Trust entitles him to receive at least one whole share of each Security may elect to receive his interest in the Trust in kind. A Unit Holder choosing in-kind distribution will receive such distribution within one business day following the Termination Date subject to payment by such Unit Holder of any tax or governmental charges which may be imposed thereon. The amount of the distribution shall equal the Unit Value as of the Termination Date of the Units held by such Unit Holder and the distribution shall be in the form of (i) such Unit Holder's pro rata portion of each of the Securities in whole shares based on the number of Units owned as of the Termination Date (ii) plus the Unit Holder's pro rata share of the distributable cash balances in the Income and Principal Accounts reduced by accrued expenses and obligations of the Trust on the Termination Date plus (iii) cash equal to the value of any fractional shares included in such Unit Holder's pro rata portion of the Securities as of the Termination Date unless the Depositor directs in kind distribution of such fractional shares.

                  The Depositor shall provide the Trustee with a list of Securities held in the Trust designated to be sold for the purpose of satisfying amounts for the payment of cash equal to the value of fractional shares; provided that if the Depositor shall for any reason fail to provide such a list, the Trustee, in its sole discretion, may designate a list of Securities for such purposes. The excess proceeds of any sales of Securities from such list shall be credited to the non-interest bearing account provided for in the paragraph next following to be distributed pro rata within five business days of the settlement of the last sale of Securities.

                  A Unit Holder who elects to receive the termination distribution in cash or from whom the Trustee has not received a properly completed Election Notice by the Termination Date will receive a distribution in cash. The Trustee will sell non-cash assets of the Trust using its best reasonable efforts to secure the best price obtainable for the Securities, over a 10-Business-Day period beginning on the Termination Date. The Trustee will sell on each Business Day during such 10-Business-Day period at least the number of shares of each underlying Security which then remains in the portfolio equal to the number of shares in the portfolio at the beginning of such Business Day multiplied by a fraction the numerator of which is one and the denominator of which is the number of Business Days remaining in the 10-Business-Day period. Neither the Trustee nor the Depositor shall be liable for or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with this Section 5.03. The Trustee may suspend its sales of the underlying Securities upon the occurrence of unusual or unforeseen circumstances, including, but not limited to, a suspension in trading of a Security, the closing or restriction of trading on a stock exchange, the outbreak of hostilities or the collapse of the economy. Upon the sale of the last Security, the Trustee shall deduct from the proceeds of these sales and pay any tax or governmental charges in connection with the sales. Amounts received by the Trustee over such 10-Business-Day period representing the proceeds from the sale of the underlying Securities will be held by the Trustee in accounts which are non-interest bearing to Unit Holders and which are available for use by the Trustee pursuant to normal banking procedures.

                  Upon the settlement date of the last sale of Securities, the Trustee shall make the deductions provided in Section 9.04 hereof and (i) distribute to Unit Holders who have not elected distribution in kind or reinvestment cash equal to the Unit Value of their interest in the Trust computed as of such date and (ii) on behalf of Unit Holders electing reinvestment, shall deliver the Unit Value of their interest in the Trust computed as of such date in cash to the Depositor as agent for the Unit Holders who, in accordance with the procedure set forth in the Prospectus for the next series of National Equity Trust to be offered (the "New Series"), shall apply the monies to the purchase of Units of the New Series, if any, and the Unit holders' interests in the Trust will thereupon be cancelled.

                  At the direction of the Depositor, the Trustee shall, as soon as reasonably possible after the Depositor has so applied the sales proceeds to the purchase of New Series units, distribute to each Unit Holder registered on the books of the Trustee all Units so purchased and held on his behalf and provide a report to each Unit Holder showing the total number of New Series units credited to him and the sales charge included in the price for New Series units. The Depositor shall provide a similar report as soon as possible to each beneficial owner of New Series units for which the Depositor is the Unit Holder of record.

                  Notwithstanding the election to invest the proceeds in the New Series, the Depositor may, in its sole discretion at any time, decide not to offer any Series of the Trust in the future. If the Depositor so decides, the Depositor shall notify the Trustee of that decision, and the Trustee shall notify the Unitholder before the Termination Date. Moreover, the Trustee may in its discretion, and shall when so directed by the Depositor in writing, postpone the Termination Date (1) for any period during which the New York Stock Exchange is closed other than customary weekend and holiday closings; (2) for any period during which (as determined by the Securities and Exchange Commission by rule, regulation or order) (i) trading on the New York Stock Exchange is restricted or
(ii) an emergency exists as a result of which disposal by the Trust of the Securities is not reasonably practicable or it is not reasonably practicable fairly to determine in accordance herewith the value of the Securities for the purposes of any Trust Evaluation; (3) for such other periods as the Securities and Exchange Commission may by order permit or (4) for a period not to exceed 30 days.

                  Section 5.04. Transfer of Units: Units may be transferred by the registered Unit Holder thereof by presentation of transfer instructions, at the principal office of the Trustee accompanied by such documents executed by the registered Unit Holder or his authorized attorney as the Trustee deems necessary to evidence the authority of the person making such transfer. The Trustee may deem and treat the person in whose name any Unit shall be registered upon the books of the Trustee as the owner of such Unit for all purposes hereunder and the Trustee shall not be affected by any notice to the contrary. The transfer books maintained by the Trustee for the purposes of this Section
5.04 shall be closed in connection with the termination of the Trust pursuant to
Section 9.04 hereof.

                  A sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such transfer shall be paid to the Trustee. A Unit Holder may be required to pay such amount as may be specified by the Trustee and approved by the Depositor as a transfer fee with respect to any such transfer.

                  The Trustee may also adopt other reasonable rules and regulations for the transfer, tender and redemption of Units.

                                   ARTICLE VI

                                     TRUSTEE


                  Section 6.01. General Definition of Trustee's Liabilities, Rights and Duties: In addition to and notwithstanding the other duties, rights, privileges and liabilities of the Trustee as otherwise set forth, the liabilities of the Trustee are further defined as follows:

                  (a) all monies deposited with or received by the Trustee hereunder shall be held by it without interest in trust as part of the Trust until required to be disbursed in accordance with the provisions of this Indenture and such monies will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference under applicable law, or if such preference is not so preserved the Trustee shall handle such monies in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940;

                  (b) the Trustee shall be under no liability for any action taken in good faith on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document whether or not of the same kind prima facie properly executed, or for the disposition of monies, Securities or Units pursuant to this Indenture, or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Indenture or otherwise, except by reason of its own willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Trustee may construe any of the provisions of this Indenture, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, which construction shall be binding upon the Unit Holders and the parties hereto. The Trustee shall be under no liability for any construction of any such provisions hereof;

                  (c) the Trustee shall not be responsible for or in respect of the recitals herein, the validity or sufficiency of this Indenture or for the due execution hereof by the Depositor, or for the form, character, genuineness, sufficiency, value or validity of any

         Securities, and the Trustee shall in no event assume or incur any liability, duty or obligation to any Unit Holder or the Depositor other than as expressly provided for herein. The Trustee shall not be responsible for or in respect of the validity of any signatures by or on behalf of the Depositor;

                  (d) the Trustee shall be under no obligation to appear in, prosecute or defend any action which in its opinion may involve it in expense or liability, unless as often as required by the Trustee, it shall be furnished with reasonable security and indemnity against such expense or liability, and any pecuniary cost to the Trustee from such actions shall be deductible from and a charge against the Income and Principal Accounts of the Trust. Subject to the foregoing, the Trustee shall in its discretion undertake such action as it may deem necessary at any and all times to protect the Trust and the rights and interests of the Unit Holders pursuant to the terms of this Indenture, provided, however, that the expenses and costs of such actions, undertakings or proceedings shall be reimbursable to the Trustee from the Income and Principal Accounts, and the payment of such costs and expenses shall be secured by a lien on the Trust prior to the interests of the Unit Holders;

                  (e) the Trustee may employ agents, attorneys, accountants and auditors and shall not be answerable for the default or misconduct of any such agents, attorneys, accountants or auditors if such agents, attorneys, accountants or auditors shall have been selected with reasonable care; provided, however, that if the Trustee chooses to employ the Depository Trust Company in connection with the storage and handling of, and the furnishing of administrative services in connection with, the Securities, the Trustee will be answerable for any default or misconduct of the Depository Trust Company and its employees and agents as fully and to the same extent as if such default or misconduct had been committed or occasioned by the Trustee. The Trustee shall be fully protected in respect of any action under this Agreement taken, or suffered, in good faith by the Trustee, in accordance with the opinion of its counsel. The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated from time to time by the Depositor, and the reports of such accountants shall be furnished by the Trustee to Unit Holders upon request. The fees and expenses charged by such agents, attorneys, accountants or auditors shall constitute an expense of the

         Trust reimburseable from the Interest and Principal Accounts as set forth in Section 6.04 hereof;

                  (f) if the Depositor shall resign pursuant to Section 8.04 hereof or shall fail to undertake or perform any of the duties which by the terms of this Indenture are required by it to be undertaken or performed or if the Depositor shall be dissolved or become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the property of the Depositor shall be appointed or any public officer shall take charge or control of the Depositor or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then in any such case, the Trustee may: (1) appoint a successor depositor meeting the qualifications set forth in Section 8.03 who shall act hereunder in all respects in place of the Depositor which successor shall be satisfactory to the Trustee, and which may be compensated at rates deemed by the Trustee to be reasonable under the circumstances, by deduction from the Income Account of the Trust or, to the extent funds are not available in such Account, from the Principal Account of the Trust but no such deduction shall be made exceeding such reasonable amount as the Securities and Exchange Commission may prescribe in accordance with Section 26(a)(2)(c) of the Investment Company Act of 1940, or (2) terminate this Indenture and the trust created hereby and liquidate the Trust in the manner provided in Section 9.04;

                  (g) (1)If the value of the Trust as shown by any Trust Evaluation shall be less than the liquidation amount specified in clause (2) of this subsection (g), the Trustee may in its discretion, and shall if so directed by the Depositor, terminate this Indenture and the trust created hereby and liquidate the Trust all in the manner provided in Section 9.04.

                    (2) The liquidation amount referred to in clause (1) of this subsection (g) shall be 40% of the value of the Securities in the Trust determined as of the date on which the most recent deposit of Securities occurred.

                  (h) the Trustee is authorized and empowered, at the request and direction of the Depositor, to execute and file on behalf of the Trust any and all documents, in connection with consents to service of process, required to be filed under the securities laws of the various States in order to permit the sale of Units of the Trust in such States by the Depositor;

                  (i) in no event shall the Trustee be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the dividends thereon or upon it as Trustee hereunder or upon or in respect of the Trust which it may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction in the premises. For all such taxes and charges and for any expenses, including counsel fees, which the Trustee may sustain or incur with respect to such taxes or charges, the Trustee shall be reimbursed and indemnified out of the Reserve Account and/or the Income and Principal Accounts of the Trust, and the payment of such amounts so paid by the Trustee shall be secured by a lien on the Trust prior to the interests of the Unit Holders;

                  The Depositor shall, upon request by the Trustee, provide the Trustee with a current list of Securities designated to be sold for the purpose of payment of expenses hereunder, provided that if the Depositor shall for any reason fail to provide such a list, the Trustee, in its sole discretion, may designate a current list of Securities for such purposes. The net proceeds of any such sales of Securities from such list representing principal shall be credited to the Principal Account.

                  (j) the Trustee except by reason of its own negligence, bad faith or willful misconduct shall not be liable for any action taken, omitted or suffered to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (k) so long as shall be required by Section 26(a)(2)(C) of the Investment Company Act of 1940, no payment to the Depositor or to any principal underwriter (as defined in such Act) for the Trust or to any affiliated person (as so defined) or agent of the Depositor or such underwriter shall be allowed the Trustee as an expense except for payment not in excess of such reasonable amounts as the Securities and Exchange Commission may prescribe as compensation for performing bookkeeping and other administrative services of a character normally performed by the Trustee itself.

                  Section 6.02. Books, Records and Reports: The Trustee shall keep proper books of record and account of all the transactions under this Indenture and keep a register described in Section 2.06 at its corporate trust office, and such books, records and register shall be open to inspection by any Unit Holder at all reasonable times during the usual business hours.

                  The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute or rule or regulation thereunder.

                  Section 6.03. Indenture and List of Securities on File: The Trustee shall keep a certified copy or duplicate original of this Indenture (including the Reference Trust Agreement) on file at its corporate trust office available for inspection at all reasonable times during the usual business hours by any Unit Holder, together with a current list of the Securities.

                  Section 6.04. Compensation of Trustee: For services performed under this Indenture the Trustee shall be paid an annual fee in an amount set forth in Part II of the Reference Trust Agreement. Such compensation shall be payable quarterly in an amount equal to one fourth of the estimated annual compensation of the Trustee and shall be computed on the basis of the greatest amount of Units in the Trust at any time during each quarter. The Trustee may from time to time adjust its compensation as set forth above; provided, however, that total adjustment upward does not, at the time of such adjustment, exceed the percentage of the total increase, after the date hereof, in consumer prices for services as measured by the United States Department of Labor Consumer Price Index entitled "All Services Less Rent" or, if such Index is no longer published, in a similar index as determined by the Trustee and Depositor. The consent or concurrence of any Unit Holder shall not be required for any such adjustment or increase. Such compensation shall be deemed to provide only for the usual normal and proper functions undertaken as Trustee pursuant to this Indenture and, in addition, the Trustee may charge, to the extent then lawful, the Income and Principal Accounts of the Trust for any and all expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under Federal or state securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units and including the fees of counsel which may be retained by the Trustee in connection with its activities hereunder, and disbursements incurred by the Distribution Agent hereunder and additional compensation for any extraordinary services performed by the Trustee hereunder. Any fee which may be payable to the Agent for its services rendered pursuant to the Distribution Agency Agreement as provided for in Section 3.01 thereof is not a trustee's fee and may not be so charged. The Trustee shall be indemnified and held harmless against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Trust, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises. If the cash balances in the Income and Principal Accounts shall be insufficient to provide for amounts payable pursuant to this Section 6.04 the Trustee shall have the power to sell (i) Securities from the current list of Securities designated to be sold pursuant to Section 5.02 hereof, or (ii) if no such Securities have been so designated, such Securities as the Trustee may see fit to sell in its own discretion, and to apply the proceeds of any such sale in payment of the amounts payable pursuant to this Section 6.04. The Trustee shall promptly notify the Depositor of such action in writing and shall set forth therein the Securities sold and the proceeds received therefrom. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of any sale of Securities made pursuant to this Section 6.04. Any monies payable to the Trustee pursuant to this Section shall be secured by a lien on the Trust prior to the interests of the Unit Holders.

                  Section 6.05. Removal and Resignation of Trustee; Successor:
The following provisions shall provide for the removal and resignation of the Trustee and the appointment of any successor trustee:

                  (a) the Trustee or any trustee or trustees hereafter appointed may resign and be discharged of the trusts created by this Indenture, by executing an instrument in writing resigning as Trustee of the Trust and filing the same with the Depositor and mailing a copy of a notice of resignation to all Unit Holders then of record, not less than sixty days before the date specified in such instrument when, subject to
         Section 6.05(e), such resignation is to take effect. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor trustee as hereinafter provided, by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor trustee. If at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent or have an order of relief entered with respect to it, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purposes of rehabilitation, conservation or liquidation, or upon the determination of the Depositor to remove the Trustee for any reason, either with or without cause, then in any such case the Depositor may remove the

         Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which shall be delivered to the Trustee so removed and one copy to the successor trustee; provided that a notice of such removal and appointment of a successor trustee shall be mailed by the Depositor to each Unit Holder then of record;

                  (b) any successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and to the retiring Trustee an instrument accepting such appointment hereunder, and such successor trustee without any further act, deed or conveyance shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder with the like effect as if originally named Trustee herein and shall be bound by all the terms and conditions of this Indenture. Upon the request of such successor trustee, the retiring Trustee shall, upon payment of any amounts due the retiring Trustee, or provision therefor to the satisfaction of such retiring Trustee, execute and deliver an instrument acknowledged by it transferring to such successor trustee all the rights and powers of the retiring Trustee; and the retiring Trustee shall transfer, deliver and pay over to the successor trustee all Securities and monies at the time held by it hereunder, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and such of the records or copies thereof maintained by the retiring Trustee in the administration hereof as may be requested by the successor trustee, and shall thereupon be discharged from all duties and responsibilities under this Indenture. The retiring Trustee shall, nevertheless, retain a lien upon all Securities and monies at the time held by it hereunder to secure any amounts then due the retiring Trustee;

                  (c) in case at any time the Trustee shall resign and no successor trustee shall have been appointed or, if appointed, shall not have accepted appointment within thirty days after notice of resignation has been received by the Depositor, the retiring Trustee may forthwith apply to a court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee;

                  (d) any corporation into which any Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, or any corporation succeeding to all or substantially all of the business of the Trustee shall be the successor trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto; anything herein or in any agreement relating to such merger or consolidation, by which any such trustee may seek to retain certain powers, rights and privileges theretofore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding; and

                  (e) any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section shall become effective only upon acceptance of appointment by the successor trustee as provided in subsection (b) hereof.

                  Section 6.06. Qualifications of Trustee: The Trustee shall be a corporation organized and doing business under the laws of the United States or the State of New York which is authorized under such laws to exercise corporate trust powers and having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000 and having its principal place of business in the Borough of Manhattan, the City and State of New York.

                  Section 6.07. Trustee's Response to Inquiries: The Trustee shall deliver to the Depositor a copy of any written response to any non-routine question or request received by the Trustee at least one day before sending the response.

                  Section 6.08. Waiver of Liens: No lien, encumbrance or priority in favor of the Trustee against the assets of the Trust will affect such assets or their proceeds after such assets or proceeds have been distributed or paid to Unit Holders or to the Distribution Agent on their behalf pursuant to the terms of the Indenture; and, upon any such distribution, any lien, encumbrance or priority previously attaching to such assets or their proceeds shall without any further action on the part of the Trustee be automatically thereupon released and relinquished by the Trustee.

                                   ARTICLE VII

                             RIGHTS OF UNIT HOLDERS


                  Section 7.01. Beneficiaries of Trust: By the purchase and acceptance or other lawful delivery and acceptance of a Unit of the Trust the Unit Holder shall be deemed to be a beneficiary of such Trust and vested with all rights, title and interest in the Trust to the extent of the Unit or Units owned, subject to the terms and conditions of this Indenture.

                  Section 7.02. Rights, Terms and Conditions: In addition to the other rights and powers set forth in the other provisions and conditions of this Indenture the Unit Holders shall have the following rights and powers and shall be subject to the following terms and conditions:

                  (a) a Unit Holder may at any time redeem his Units in accordance with Section 5.02;

                  (b) the death or incapacity of any Unit Holder shall not operate to terminate this Indenture or the Trust, nor entitle his legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Each Unit Holder expressly waives any right he may have under any rule of law, or the provisions of any statute, or otherwise, to require the Trustee at any time to account, in any manner other than as expressly provided in this Indenture, in respect of the Securities or monies from time to time received, held and applied by the Trustee hereunder; and

                  (c) no Unit Holder shall have any right to vote or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth be construed so as to constitute the Unit Holders from time to time as partners or members of any association; nor shall any Unit Holder ever be under any liability to any third persons by reason of any action taken by the parties to this Indenture, or any other cause whatsoever.

                                  ARTICLE VIII

                                    DEPOSITOR


                  Section 8.01. Liabilities: Power of Attorney: The Depositor, or the Depositors if there be more than one, shall be severally liable in accordance herewith for the obligations imposed upon and undertaken by the Depositor hereunder, provided, however, that, without in any way affecting or diminishing such several liability, each Depositor of the Trust shall indemnify the other Depositors thereof and hold such other Depositors harmless from and against any and all costs, expenses and liabilities (including attorneys' fees) which such other Depositors may suffer or incur as a result of or by reason of any act or failure to act hereunder on the part of the indemnifying Depositor. At all times prior to the termination of the Trust and while the Depositors thereof shall continue to act jointly hereunder, there shall be maintained on file with the Trustee a power of attorney executed in favor of one Depositor by the other Depositors constituting and appointing the nonexecuting Depositor the true and lawful agent and attorney-in-fact of the executing Depositors to execute and deliver for and on behalf of the executing Depositors any and all notices, opinions, certificates, lists, demands, directions, instruments, or other documents provided or permitted to be executed or delivered by the Depositors hereunder in connection with the Trust or to take any other action in respect hereof. Such power of attorney shall continue in effect as to the executing Depositors until written notice of revocation thereof has been given by such executing Depositors to the Trustee. Prior to receipt of such notice of revocation the Trustee shall be entitled to rely conclusively upon such power of attorney as authorizing the non-executing Depositor to give any notice, opinion, certificate, list, demand, direction, instrument or other document provided for or permitted hereunder or to take any other action in respect hereof on behalf of the executing Depositors as to which such power of attorney is in effect.

                  Section 8.02. Discharge: If there be more than one Depositor, the following provisions shall provide for the discharge of a Depositor and the liability of the Depositors in the event of the discharge of a Depositor:

                  (a) in the event that any Depositor shall fail to undertake or perform any of the duties which by the terms of this Agreement are required by it to be undertaken or performed and such failure shall continue for 30 days after notice to the Depositors from the Trustee or if any Depositor shall become incapable of acting or shall have an order of relief entered with respect to it, or a receiver of the property of any Depositor shall be appointed or any public officer shall take charge or control of any Depositor or its property or affairs for the purpose of rehabilitation, conservation or liquidation, then such Depositor shall forthwith be and shall be deemed to be discharged forever as a Depositor hereunder and thereupon the remaining Depositors shall act hereunder without the necessity of any other or further action on its part or on the part of the Trustee;

                  (b) in the event that the power of attorney referred to in
Section 8.01 shall be revoked by written notice given by an executing Depositor and it shall not be replaced within one business day by another power of attorney conforming with the requirements of said Section 8.01, the Depositors of the Trust shall be deemed to have been unable to reach agreement with respect to action to be taken jointly by them hereunder in connection with the Trust and thereupon the Depositor which has revoked the power of attorney executed by it shall be discharged hereunder upon the expiration of such one-day period and thereupon the other Depositors shall act hereunder without the necessity of any other or further action on their part or on the part of the Trustee; and

                  (c) notwithstanding the discharge of a Depositor of the Trust in accordance with this Section 8.02, such Depositor shall continue to be fully liable in accordance with the provisions hereof in respect of action taken or refrained from under this Agreement by the Depositors before the date of such discharge or by the undischarged Depositors before or after the date of such discharge, as fully and to the same extent as if no discharge has occurred.

                  Section 8.03. Successors: The covenants, provisions and agreements herein contained shall in every case be binding upon any successor or successors to any Depositor and shall be binding upon the General Partners of any Depositor which may be a partnership and upon the capital interest of the limited partners of any Depositor which may be a partnership. In the event of the death, resignation or withdrawal of any partner of any Depositor which may be a partnership, the partner so dying, resigning or withdrawing shall be relieved of all further liability hereunder if at the time of such death, resignation or withdrawal such Depositor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least

$1,000,000. In the event of an assignment by any Depositor to a successor corporation or partnership as permitted by the next following sentence, such Depositor and, if such Depositor is a partnership, its partners shall be relieved of all further liability under this Agreement. Any Depositor may transfer all or substantially all of its assets to a corporation or partnership which carries on the business of such Depositor, if at the time of such transfer such successor duly assumes all the obligations of such Depositor under this Agreement.

                  Section 8.04. Resignation: If at any time any Depositor of the Trust shall desire to resign its position as such a Depositor hereunder and if at such time the other Depositors of the Trust each maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $1,000,000 and is agreeable to such resignation, the Depositor desiring to resign may resign by delivering to the Trustee an instrument executed by such resigning Depositor and consented to by the remaining Depositors and upon such delivery, the resigning Depositor shall be discharged and shall no longer be liable in any manner hereunder except as to acts or omissions occurring prior to such delivery and the remaining Depositors shall thereupon perform all duties and be entitled to all rights under this Agreement; provided, however, that concurrently with or subsequent to such resignation the remaining Depositors and the Trustee may appoint a new Depositor to act with the remaining Depositors and to assume the duties of the resigning Depositor by an instrument executed by the remaining Depositors, the Trustee and the new Depositor. Such new Depositor shall not be under any liability hereunder for occurrences or omissions prior to the effective time of execution of such instrument.

                  Section 8.05. Additional Depositors: The Depositor of the Trust and the Trustee may at any time appoint one or more corporations or partnerships to act as new Depositor of such Trust, in addition to those currently serving, by an instrument executed by such Depositor, the Trustee, and such corporations or partnerships; provided, however, that at the time of such execution each new Depositor maintains a net worth (determined in accordance with generally accepted accounting principles) of at least $1,000,000. Upon such execution, a new Depositor shall be deemed to be a depositor for all purposes under this Indenture, and the covenants, provisions and agreements herein contained shall in every case be binding upon such new Depositor and shall be binding upon the General Partner of any such new Depositor which may be a partnership and upon the capital interest of the limited partners of any such new Depositor which may be a partnership, but such new Depositor shall not be liable hereunder for occurrences or omissions prior to the effective time of execution of such instrument.

                  Section 8.06. Exclusions from Liability: The following provisions provide for certain exclusions from the liability of the Depositor:

                  (a) no Depositor of the Trust shall be under any liability to any other Depositor of the Trust, such Trust or the Unit Holders thereof, for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment or liable or responsible in any way for depreciation or loss incurred by reason of the acquisition or sale of any Securities; provided, however, that this provision shall not protect the Depositor against any liability to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Depositor of the Trust may rely in good faith on any paper, order, notice, list, affidavit, receipt, evaluation, opinion, endorsement, assignment, draft or any other document of any kind prima facie properly executed and submitted to them, or any of them, by any other Depositor of the Trust, the Trustee, counsel to an issuer of a Security, or any other person. The Depositor shall in no event be deemed to have assumed or incurred any liability, duty, or obligation to any Unit Holder or the Trustee other than as expressly provided for herein;

                  (b) the Depositor shall not be under any obligation to appear in, prosecute or defend any legal action which in its opinion may involve it in any expense or liability; provided, however, that the Depositor may in its discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Unit Holders hereunder; and

                  (c) none of the provisions of this Agreement shall be deemed to protect or purport to protect the Depositor of the Trust against any liability to the Trust or to the Unit Holders thereof or to each other (if there is more than one Depositor) to which the Depositor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of the Depositor, or by reason of the Depositor's reckless disregard of the obligations and duties of the Depositor under this Agreement.

                  Section 8.07. Compensation: The Depositor shall receive at the times set forth in Section 3.05 as compensation for performing portfolio supervisory services, such amounts, and for such periods, as are specified in the Reference Trust Agreement. The computation of such compensation shall be made on the basis of the greatest number of Units in the Trust at any time during the period with respect to which such compensation is being computed. At no time, however, will the total amount received by the Depositor for services rendered to all series of the National Equity Trust in any calendar year exceed the aggregate cost to it of supplying such services in such year except to the extent permitted by law. Such rate may be increased from time to time, without the consent or approval of any Unit Holder or the Trustee, by amounts not exceeding the proportionate increase during the period from the date of such Reference Trust Agreement to the date of any such increase, in consumer prices as published either under the classification "All Services Less Rent" in the Consumer Price Index published by the United States Department of Labor or, if such Index is no longer published, a similar index.


                                   ARTICLE IX

                 ADDITIONAL COVENANTS; MISCELLANEOUS PROVISIONS


                  Section 9.01. Amendments without the Consent of Unit Holders:
This Indenture may be amended from time to time by the parties hereto or their respective successors, without the consent of any of the Unit Holders (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein; (b) to change any provision hereof as may be required by the Securities and Exchange Commission or any successor governmental agency exercising similar authority; (c) to make such other provision in regard to matters or questions arising hereunder as shall not adversely affect the interest of the Unit Holders; (d) to add or change any provision as may be necessary or advisable for the continuing qualification of the Trust as a regulated investment company under the Internal Revenue Code; or (e) to change any provision of this

Indenture as may be necessary for the portfolio of the Trust to be adjusted to conform with changes to the Index.

                  Section 9.02. Amendments with Consent of Unit Holders: This Indenture may also be amended from time to time by the parties hereto (or the performance of any of the provisions of this Indenture may be waived) with the expressed written consent of Unit Holders evidencing Fifty-one per cent of the Units at the time outstanding under the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Unit Holders.

                  Section 9.03. Notice of Amendment: Promptly after the execution of any amendment the Trustee shall furnish written notification of the substance of such amendment to all Unit Holders then of record at their addresses appearing on the registration books of the Trustee.

                  Section 9.04. Termination: This Indenture and the Trust created hereby shall terminate upon the sale or other disposition as the case may be of the last Security held in the Trust hereunder unless sooner terminated as hereinbefore specified and may be terminated at any time by the written consent of Unit Holders evidencing Fifty-one per cent of the Units at the time outstanding under the Indenture; provided that in no event shall this Trust continue beyond the Termination Date as set forth in Part II of the Reference Trust Agreement. Written notice of any termination, shall be given by the Trustee to each Unit Holder of record at his address appearing on the registration books of the Trustee.

                  (a) Upon the settlement date of the last sale of Securities pursuant to Section 5.03 hereof, the Trustee shall:

                           (i) deduct from the Income Account of the Trust or, to the extent that funds are not available in such account, from the Principal Account of the Trust and pay to itself individually an amount equal to the sum of (1) its accrued compensation for its ordinary recurring services in connection with the Trust, (2) any compensation due it for its extraordinary services and (3) any costs, expenses or indemnities in connection with the Trust as provided herein;

                           (ii) deduct from the Income Account or, to the extent that funds are not available in such Account, from the Principal

         Account and pay accrued and unpaid fees to the Depositor pursuant to
         Section 3.05;

                           (iii) deduct from the Income Account of the Trust or, to the extent that funds are not available in such Account, from the Principal Account of the Trust, any amounts which may be required to be deposited in the Reserve Account of the Trust to provide for payment of any applicable taxes or other governmental charges and any other amounts which may be required to meet expenses incurred under this Indenture in connection with the Trust.

                  (b) Upon the settlement date of the last sale of Securities pursuant to Section 5.03 hereof, the Trustee shall distribute to the Unit Holders their respective pro rata shares of the net asset value of the Trust, as set forth in Section 5.03 hereof.

                  (c) Together with such distribution to each Unit Holder as provided for in (b) of this Section, the Trustee shall furnish to each such Unit Holder a final distribution statement as of the date of computation of the amount distributable to Unit Holders, setting forth the information in substantially the form and manner provided for in Section 3.06 hereof.

                  (d) The Trustee shall distribute to each Unit Holder any dividends, which on the Termination Date were declared, but not received, net of any and all expenses not previously deducted, within a reasonable time of their receipt.

                  The Trustee shall be under no liability with respect to monies held by it in the Income, Reserve and Principal Accounts upon termination except to hold the same in trust without interest until disposed of in accordance with the terms of this Indenture.

                  Section 9.05. Construction: This Indenture is executed and delivered in the State of New York and all laws or rules of construction of such State shall govern the rights of the parties hereto and the Unit Holders and the interpretation of the provisions hereof. Headings and titles herein are for convenience only and should not influence such interpretation.

                  Section 9.06. Written Notice: Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed or delivered to the Depositor c/o Prudential Securities

Incorporated at One Seaport Plaza, New York, New York 10292 or at such other address as shall be specified by the Depositor to the other parties hereto in writing. Any notice to be given to the Unit Holders shall be duly given if mailed or delivered to each Unit Holder at the address of such holder appearing on the registration books of the Trustee. Any notice, demand, direction or instruction to be given to the Trustee hereunder shall be in writing and shall be deemed given if mailed or delivered to the Trustee at its office at 101 Barclay Street, New York, New York 10286, or such other address as shall reasonably be specified by the Trustee in writing to the other parties hereto prior to the giving of such notice, demand, direction or instruction.

                  Section 9.07. Severability: If any one or more of the covenants, agreements, provisions or terms of this Indenture shall be held contrary to any express provision of law or contrary to policy of express law, though not expressly prohibited, or against public policy, or shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Indenture and shall in no way affect the validity or enforceability of the other provisions of this Indenture or of the Certificates or the rights of the holders thereof.

                  Section 9.08. Dissolution of Depositor Not To Terminate: The dissolution of one or all of the Depositors (if more than one) from or for any cause whatsoever shall not operate to terminate this Indenture insofar as the duties and obligations of the Trustee and Evaluator are concerned.

                  Section 9.09. Name: Depositor reserves and retains the right to use the name "National Equity Trust," with a distinguishing series number or name, without the consent of the Trustee.

                  Section 9.10. Separate and Distinct Series: Each Trust established as a Series of the National Equity Trust shall, for all financial and administrative purposes, be considered separate and distinct from every other Trust, and the assets of one Trust shall not be commingled with the assets of another Trust nor shall the expenses of any one Trust be charged against any other Trust.

                  IN WITNESS WHEREOF, Prudential Securities Incorporated has caused this Trust Indenture and Agreement to be executed by one of its Senior Vice Presidents and its corporate seal to be hereto affixed and attested by its Secretary or Assistant Secretary and The Bank of New York has caused this Trust Indenture and Agreement to be executed by one of its Vice Presidents or Assistant Vice Presidents and its corporate seal to be hereto affixed and attested by one of its Assistant Secretaries all as of the day, month and year first above written.

                                             PRUDENTIAL SECURITIES
                                             INCORPORATED,
                                             Depositor



                                             By:    /s/ Kenneth Swankie
                                                    ---------------------
                                                    Senior Vice President
(SEAL)

ATTEST:




By: /s/ Kathleen Maguire
    ---------------------
    Assistant Secretary

                                       THE BANK OF NEW YORK
                                       Trustee


                                       By: /s/ Brian Arrons
                                          ---------------------
                                          Title: Vice President



(SEAL)

ATTEST:


By: /s/ Dorothy Alencastro
    -------------------------
    Title: Assistant Vice President


STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )


        I, Emanuel T. Lytle, Jr., a Notary Public in and for the said County in the state aforesaid, do hereby certify that Brian Arrons and Dorothy Alencastro personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be a Vice President and Assistant Vice President, respectively of The Bank of New York, appeared before me this day in person, and acknowledged that they signed, sealed with a corporate seal of The Bank of New York, and delivered the said instrument as their free and voluntary act as such Vice President and Assistant Vice President, respectively, and as the free and voluntary act of The Bank of New York, for the uses and purposes therein set forth.

        GIVEN, under my hand and notarial seal this 12th day of December, 2000.



                                                  /s/ Emanuel T. Lytle, Jr.
                                                  --------------------------
                                                      Notary Public
(SEAL)

                          DISTRIBUTION AGENCY AGREEMENT


                  This Distribution Agency Agreement dated as of December 13, 2000, among Prudential Securities Incorporated, as the Depositor (the "Depositor"), The Bank of New York, as Trustee (the "Trustee") pursuant to the Trust Indenture and Agreement and the Reference Trust Agreement, each dated December 13, 2000 (collectively, the "Indenture"), relating to National Equity Trust (the "Trust") and all subsequent series and The Bank of New York or its successor, as Distribution Agent (the "Agent"), and each Unit Holder of the Trust who designates the Agent as Distribution Agent with respect to distributions from the Trust to which such Unit Holder is entitled, sets forth procedures for the distribution of proceeds of redemptions of Units from the Trust to the Unit Holders. All capitalized terms used but not defined herein that are defined in the Indenture are used herein as defined therein.

                                WITNESSETH THAT:

                  In consideration of the premises and of the mutual agreements herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                       Distributions From Trustee To Agent
                       -----------------------------------

                  SECTION 1.01. Redemption of Units and Disposition of Redemption Distribution. (a) Redemption. All Units tendered for redemption shall be redeemed on the Tender Day. Subject to payment by a tendering Unit Holder of any tax or other governmental charges which may be imposed thereon, such redemption shall be made by the distribution by the Trustee to the Agent on the Tender Day of the Redemption Distribution.

                  (b) Disposition of Redemption Distribution by Agent. Each Unit Holder requesting redemption of Units shall file with the redemption request an instruction to the Agent as to the disposition of the Redemption Distribution. Such disposition may consist of (a) distribution to the Unit Holder of the Redemption Distribution in the form in which received by the Agent or (b) sale by the Agent for the account of the Unit Holder of the non-cash items included in the Redemption Distribution and distribution to the Unit Holder of the net proceeds of such sale plus any cash included in the Redemption Distribution. A Unit Holder who files no such disposition request shall be deemed to have requested disposition (b). The Depositor may act as sub-agent for the Agent in selling any non-cash items included in a Redemption Distribution and shall use its best reasonable efforts to secure the best price obtainable for such Securities. Subject to payment by the Unit Holder of any tax or governmental charges that may be imposed thereon or any brokerage commission charged on the sale, the distributions to the Unit Holder by the Agent shall be made within seven calendar days of the Tender Day. Neither the Agent nor the Depositor shall be liable or responsible in any way for depreciation or loss incurred by reason of any sale or sales made in accordance with this Section 1.01(b).


                                   ARTICLE II

                  Distributions between Agent and Unit Holders
                  --------------------------------------------

                  SECTION 2.01. Cash Distributions. (a) Upon receipt of any cash received as a result of the sale of Securities as provided in Section 1.01 hereof or delivered by the Trustee, the Agent shall deposit such cash in an account entitled The Bank of New York, as Agent pursuant to the Distribution Agency Agreement dated December 13, 2000 or other similar title (the "Agency Account"). All cash distributions to be made pursuant to this Agreement shall be made from such account.

                  (b) Cash to be distributed to Unit Holders shall be distributed by the Agent to such Holders in the manner generally used by the Trustee for cash Income Distributions made to Unit Holders.

                  SECTION 2.02. Statements and Reports. Any statement or report required by Section 3.06 of the Indenture to be distributed to Unit Holders may be distributed by the Agent in the manner provided in said Section 3.06.


                                   ARTICLE III

                                  Miscellaneous
                                  -------------


                  SECTION 3.01. Fees and Expenses. The Agent shall receive no fee for its services hereunder; provided, however, that the Trustee may pay the

Agent a fee equal to the costs of the Agent's services hereunder, which costs shall be borne by the Trustee and the Trustee shall not be entitled to be reimbursed by the Trust for any such fee paid to the Agent to the extent the Trustee would thereby receive a fee greater than the Trustee's fee set forth in the Indenture. Out-of-pocket expenses incurred by the Agent (e.g., mailing costs) shall be reimbursed by the Trustee and shall be treated as expenses of the Trust under the Indenture. The Agent shall be indemnified and held harmless by the Trust against any loss or liability accruing to it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with this Agreement, including the costs and expenses (including counsel fees) of defending itself against any claim of liability in the premises.

                  SECTION 3.02. General Matters Relating to Agent. (a) All moneys deposited with or received by the Agent hereunder shall be held by it without interest until required to be disbursed in accordance with the provisions of this Agreement.

                  (b) The Agent shall be under no liability for any action taken in good faith in reliance on any appraisal, paper, order, list, demand, request, consent, affidavit, notice, opinion, direction, evaluation, endorsement, assignment, resolution, draft or other document provided by the Trustee or the Depositor, whether or not of the same kind, prima facie properly executed, or for the disposition of moneys or Securities pursuant to this Agreement; or in respect of any evaluation which it is required to make or is required or permitted to have made by others under this Agreement or otherwise, except by reason of its own willful misfeasance, bad faith or negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. The Agent may construe any of the provisions of this Agreement, insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof which construction shall be binding upon the Unit Holders and the other parties hereto. The Agent shall be under no liability for any construction of any such provisions hereof.

                  SECTION 3.03. Resignation, Discharge or Removal of Agent:
Successors. (a) The Agent may resign and be discharged from the duties created by this Agreement by executing a written resignation as such Agent, and filing the same with the Trustee and the Depositor. Upon receiving such notice of resignation, the Depositor shall use its best efforts promptly to appoint a successor agent meeting the qualifications hereinafter provided. In case at any time the Agent shall not meet the requirements set forth in Section 3.04 hereof, or shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of such Agent or of its property shall be appointed, or any public officer shall take charge or control of such agent or of any of its property or affairs for the purposes of rehabilitation, conservation or liquidation, the Depositor may remove such Agent and appoint a successor agent by written instrument or instruments delivered to the Trustee, the Agent so removed and the successor.

                  (b) In case at any time the Agent shall resign and no successor agent shall have been appointed within thirty days after notice of resignation has been received by the Depositor, the Depositor shall perform the duties of the Agent until a qualified successor Agent is appointed.

                  SECTION 3.04. Qualification of Agent. The Agent and any successor agent shall be a banking or trust corporation meeting the requirements of the Investment Company Act of 1940 for trustees, organized and doing business under the laws of the United States or any state thereof, having at all times an aggregate capital, surplus, and undivided profits of not less than $5,000,000.

                  SECTION 3.05. Procedure Upon Termination. This Agreement and the duties created hereby shall terminate upon the Termination Date as defined in the Indenture.

                  SECTION 3.06. Amendment and Waiver. This Agreement may be amended from time to time by the Depositor, the Trustee and the Agent (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein, or (b) to make such other provisions in regard to matters or questions arising hereunder, all as shall not materially adversely affect the interests of the Unit Holders.

                  SECTION 3.07. New York Law to Govern. The internal laws of the State of New York shall govern the rights of the parties hereto and the interpretation of the provisions hereof.

                  SECTION 3.08. Notices. Any notice, demand, direction or instruction to be given to the Depositor hereunder shall be in writing and shall be duly given if mailed or delivered to One Seaport Plaza, New York, New York, or at such other address as shall be specified by the Depositor to the other parties hereto in writing. Any notice, demand, direction, or instruction to be given to the Trustee or Agent shall be in writing and shall be duly given if mailed or delivered to its office at 101 Barclay Street, New York, New York 10286, or such other address as shall be specified to the other parties hereto by the Trustee or Agent, as the case may be, in writing. Any notice, demand or other communication to be given to a Unit Holder who becomes a party hereto by designating the Agent to act on his behalf shall be duly given if mailed or delivered to the Unit Holder at his last known address as shown on the records of the Trustee, or such other address as shall be specified to the other parties hereto by the Unit Holder, in writing.

                  SECTION 3.09. Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                          PRUDENTIAL SECURITIES
                                          INCORPORATED,
                                          Depositor


                                          By:  /s/ Kenneth Swankie
                                               -------------------
                                               Senior Vice President
(SEAL)

ATTEST:


By: /s/ Kathleen Maguire
    -----------------------
        Assistant Secretary

                                         THE BANK OF NEW YORK
                                         Trustee


                                         By: /s/ Brian Arrons
                                            ------------------------
                                             Title: Vice President



(SEAL)

ATTEST:


By: /s/ Dorothy Alencastro
    -------------------------------
    Title: Assistant Vice President


STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )


                  I, Emanuel T. Lytle, Jr., a Notary Public in and for the said County in the state aforesaid, do hereby certify that Brian Arrons and Dorothy Alencastro personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be a Vice President and Assistant Vice President, respectively of The Bank of New York, appeared before me this day in person, and acknowledged that they signed, sealed with a corporate seal of The Bank of New York, and delivered the said instrument as their free and voluntary act as such Vice President and Assistant Vice President, respectively, and as the free and voluntary act of The Bank of New York, for the uses and purposes therein set forth.

     GIVEN, under my hand and notarial seal this 12th day of December, 2000.



                                                 /s/ Emanuel T. Lytle, Jr.
                                                 -------------------------
                                                     Notary Public

    (SEAL)

                                         THE BANK OF NEW YORK
                                         Distribution Agent


                                         By: /s/ Brian Arrons
                                            ------------------------
                                            Title: Vice President



(SEAL)

ATTEST:


By: /s/ Dorothy Alencastro
    ---------------------------------
    Title: Assistant Vice President


STATE OF NEW YORK          )
                           : ss.:
COUNTY OF NEW YORK         )


                  I, Emanuel T. Lytle, Jr., a Notary Public in and for the said County in the state aforesaid, do hereby certify that Brian Arrons and Dorothy Alencastro personally known to me to be the same persons whose names are subscribed to the foregoing instrument and personally known to me to be a Vice President and Assistant Vice President, respectively of The Bank of New York, appeared before me this day in person, and acknowledged that they signed, sealed with a corporate seal of The Bank of New York, and delivered the said instrument as their free and voluntary act as such Vice President and Assistant Vice President, respectively, and as the free and voluntary act of The Bank of New York, for the uses and purposes therein set forth.

     GIVEN, under my hand and notarial seal this 12th day of December, 2000.



                                     /s/ Emanuel T. Lytle, Jr.
                                     -------------------------
                                         Notary Public

    (SEAL)